UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

First Midwest Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10967	36-3161078
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

(630) 875-7450

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST MIDWEST BANCORP, INC.
FORM 8-K
May 17, 2010

Item 7.01 Regulation FD Disclosure.

Itasca-based First Midwest Bancorp, Inc. has reaffirmed that its capital position significantly exceeds levels required to be considered “well capitalized” under current regulatory standards which is the highest capital rating category that a financial institution can attain. The press release relating to this statement is furnished and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1	First Midwest Press Release dated May 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: May 17, 2010	/s/ CYNTHIA A. LANCE
By: Cynthia A. Lance
Executive Vice President and Corporate Secretary